Provisions	9 Months Ended
Sep. 30, 2023
Other Provisions, Contingent Liabilities and Contingent Assets [Abstract]
Provisions	Provisions

	Restructuring	Provisions related to other taxes	Other	Total
	€m	€m	€m	€m
Balance as of January 1, 2023	4.8	8.7	23.9	37.4
Additional provision in the period	18.0	—	1.5	19.5
Release of provision	(0.7)	—	(1.9)	(2.6)
Utilization of provision	(6.9)	(0.1)	(9.2)	(16.2)
Foreign exchange	(0.1)	—	—	(0.1)
Balance as of September 30, 2023	15.1	8.6	14.3	38.0

Analysis of total provisions:			September 30, 2023	December 31, 2022
Current			37.7	36.1
Non-current			0.3	1.3
Total			38.0	37.4
Updates since December 31, 2022
Restructuring
The €15.1 million (December 31, 2022: €4.8 million) provision relates to committed plans for certain restructuring activities of an exceptional nature. The increase in the provision during the period relates to the business transformation program as detailed in Note 6, which is due to be completed within the next 12 months. €6.9 million has been utilized in the nine months ended September 30, 2023, which relates to reorganizational activities across the Company.
Utilization of other provisions in the nine months ended September 30, 2023, includes a payment of €9.2 million of interest on tax relating to legacy tax audits. The amount due was in excess of the provision in place, leading to an additional interest charge as detailed in Note 7. The payment has been classified as interest paid within the Condensed Consolidated Interim Statement of Cash Flows for the nine months ended September 30, 2023.